Condensed Consolidated Interim Statement of Loss and Comprehensive Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Revenue
Expenses:
Research and development	3,591	1,390	14,549	4,213
General and administrative	2,020	1,319	8,233	4,302
Operating Expenses	5,611	2,709	22,782	8,515
Other income (expense):
Interest income	80	69	198	142
Foreign exchange gains (losses)			(23)
Total other income	80	69	175	142
Net loss	(5,531)	(2,640)	(22,607)	(8,373)
Other comprehensive loss
Foreign currency translation gain (loss)
Unrealized gain on securities available-for-sale	9		3
Total comprehensive loss	$ (5,522)	$ (2,640)	$ (22,604)	$ (8,373)
Basic and diluted loss per common share (in dollars per share)	$ (0.16)	$ (0.11)	$ (0.71)	$ (0.40)
Weighted average number of common shares outstanding used in the calculation of basic and diluted loss per common share (000’s) (in shares)	34,587	24,061	32,039	20,954